Putnam
Pennsylvania
Tax Exempt
Income Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02


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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

With an eye toward the prevailing uncertainties in the markets during the semiannual period ended November 30, 2002, Putnam Pennsylvania Tax Exempt Income Fund's managers kept a majority of the fund's assets invested in high-quality bonds for the safety they represent. In their search for higher income, however, the managers also committed a portion of the fund's assets to lower-rated securities.

As the period progressed and uncertainties continued to plague the markets, investors abandoned their lower-rated bonds in favor of the safer haven of higher-quality issues. The resulting shrinkage in the value of the lower-rated holdings in its portfolio was a key factor in the fund's performance during the period, and contributed to its underperformance of its benchmark index and the average for its Lipper category.

Over time, the managers believe the strategy will prove to have merit and they expect that investors with patience will reap the benefits. In the following report, you will find their rationale, along with an explanation of the fund's performance during the semiannual period and their views on the fund's prospects for the remainder of fiscal 2003.

Respectfully yours,

/S/JOHN A. HILL                       /S/GEORGE PUTNAM, III

John A. Hill                          George Putnam, III
Chairman of the Trustees              President of the Funds
January 15, 2003


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

The past six months have been a challenging time for the nation, the financial markets, and Putnam Pennsylvania Tax Exempt Income Fund. For the most part, Pennsylvania's economy moved in step with the lackluster national economy. For most of the period, investors continued to seek relative safety in high-quality, shorter-term securities, despite the fact that interest rates are at historically low levels. This meant reduced demand -- and correspondingly lower prices -- for lower-rated, higher-yielding bonds.

As a high-quality fund with a primarily investment-grade portfolio, Putnam Pennsylvania Tax Exempt Income Fund escaped much of the negative impact of this decline. However, because the fund owned some lower-rated, higher-yielding municipal bonds, it was not entirely unaffected. It was this exposure, we believe, that contributed to the fund's underperformance of its benchmark, the Lehman Municipal Bond Index. And although we considered the lower-rated bond position a modest one, it was slightly higher than that of most other funds in the Lipper Pennsylvania Municipal Debt category, accounting for the fund's slight underperformance of the category average over the period. It is important to point out that this positioning served the fund well in the last two months of the period and we believe it has the potential to make a positive contribution to performance over the remainder of the fiscal year.

Total return for 6 months ended 11/30/02

       Class A            Class B            Class M
     NAV      POP       NAV     CDSC       NAV      POP
-----------------------------------------------------------------------
    2.72%   -2.11%     2.39%   -2.61%     2.69%   -0.66%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                  17.3%

Water and sewer              14.1%

Education                    11.7%

Utilities and power          10.5%

Transportation                6.8%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.


* MARKET RALLIES AMID UNUSUAL CONDITIONS

The bond market rallied substantially until the final months of the period, with high-quality short- and intermediate-term bonds providing some of the strongest gains. At the same time, however, the market exhibited several unusual characteristics. Until October, short- and long-term interest rates were at 40-year lows. For example, the yield on the 10-year Treasury recently fell as low as 3.60%, a level not seen since the 1950s. In October, reports of stronger-than-expected economic growth caused investors to be more optimistic, and the stock market began to rally. A reversal of the flight to quality in bonds also occurred, sending the 10-year Treasury yield soaring to over 4.20% in a few short weeks. In November, the market has been more volatile, with Treasury yields again declining but then rising once again to levels that approached the October highs. It was in this rising-rate environment that the fund's lower-rated, higher-yielding bonds began to make a stronger contribution to performance.

Another unusual market characteristic throughout the period has been the steepness of the yield curve. The yield curve refers to a graph that compares municipal-bond yields from the shortest to the longest maturities. This curve had been extremely steep, with long-term municipals providing substantially higher yields than those on the short end of the curve. For much of the period, short-term bonds were yielding close to 2% while long-term, or 30-year, bonds yielded almost 5%.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 52.7%

Aa/AA -- 2.4%

A -- 5.7%

Baa/BBB -- 34.1%

Ba/BB -- 3.8%

CCC -- 0.5%

VMIG1 -- 0.7%

Other -- 0.1%

Footnote reads:
*As a percentage of market value as of 11/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Finally, bond sectors with the highest credit risk have been at an unprecedented level of distress, meaning that their yields are much higher than they normally are compared to more highly rated bonds. These days, when a bond has even a hint of distress attached to it -- even a tangential association with something potentially negative -- its price can drop dramatically. Under normal market conditions, only bonds that are highly likely to default would see price declines this extreme.

A  CONSERVATIVE DURATION STRATEGY DAMPENED PERFORMANCE

As the semiannual period began, it appeared that the recession would soon be over. Data from April, May, and June revealed unexpected strength in Gross Domestic Product (GDP, a commonly used measure of overall economic growth), industrial production, construction spending, and increases in average hourly earnings.

In this environment, your fund's management team believed the Federal Reserve Board was probably finished lowering interest rates and that stocks were poised for a comeback. Consequently, we shortened the portfolio's duration -- a measure of interest-rate sensitivity. To do this, we primarily sold bonds in the intermediate, 10-year maturity range. These bonds typically produce the worst performance when interest rates rise.

The sale of these intermediate-maturity bonds left the fund with a great deal of cash to invest, which we used to build a "barbell" shaped portfolio concentrated in long- and short-term bonds. We invested a large portion of the fund's assets in extremely short-term bonds called Variable Rate Demand Notes (VRDNs), whose yields reset daily, weekly, or monthly in line with major interest-rate indexes.

Fund Profile

Putnam Pennsylvania Tax Exempt Income Fund seeks to provide high current income free from federal and Pennsylvania state personal income taxes, consistent with the preservation of capital. It may be suitable for Pennsylvania investors seeking tax-free income through a diversified portfolio of municipal bonds.

Unfortunately, the economic news deteriorated in August and September while corporate accounting scandals battered stock prices. Bonds rallied as interest rates fell further, and the fund's heavy short-term securities position and shorter duration hurt performance. Then, in early October, the bond market experienced a large sell-off. Interest rates on intermediate-term bonds rose by almost 50 basis points, nearly the same amount by which they had fallen earlier. We took this opportunity to increase the fund's weighting in intermediate bonds, which brought the portfolio's duration back to neutral, helped performance, and offset some of the negative effects incurred as a result of the previous positioning.

* AMID LOWER RATES, TEAM FOCUSED ON DIVERSIFICATION, INCOME, AND
"CROSS-MARKET" STRATEGY

Over the past year, short-term interest rates have trended lower as the Federal Reserve Board continued its program of rate reductions. Our challenge is to find new holdings that provide the maximum income with an acceptable level of risk. Another important goal over the period has been to diversify the portfolio. In October, the relatively new sector of tobacco bonds provided one such opportunity. The bonds in this sector are issued by municipalities to fund various projects in the expectation that they will be repaid by the proceeds the municipalities will receive from settlement of tobacco company class-action lawsuits. We had concerns about this sector early on, but the litigation environment for tobacco companies has become more favorable recently as several cases have been adjudicated favorably. In addition, concerns that cigarette shipments would decline more than expected have not been realized. Accordingly, we are selectively buying tobacco bonds, accompanying each purchase with careful research and an appropriate measure of caution. The bonds we purchased were issued by The Children's Trust Fund, a Puerto Rico issue. They have a 5 3/8% coupon, mature in 2033, and are rated A1 by Moody's, A by Standard & Poor's, and A+ by Fitch.

Toward the end of the semiannual period, we took advantage of a situation in which municipal-bond yields were extremely high in comparison to Treasury yields. For municipal-bond investors, this is highly significant, because they were getting close to the same yield as they would have on a comparable Treasury bond without having to pay taxes. For the fund, the situation created an opportunity. We executed a "cross-market" trading strategy, in which we bought 10-year municipal bonds and sold 10-year Treasury futures contracts.

This strategy can benefit the fund whether interest rates go up or down. If interest rates rise (and bond prices fall), the fund is likely to have a loss on the municipal bonds, but we believe it may more than make up for the loss with a gain on the Treasury futures contracts. If rates fall (and bond prices rise), the fund is likely to have a slight loss on the Treasury futures contracts, but we believe it may make a greater amount on the municipal bonds. We anticipate the yield ratios will trend back to a more "normal" level as municipal supply moderates and demand increases.

* AIRLINE-BACKED BONDS ENDURED A ROUGH RIDE

Many of the fund's lower-rated holdings consist of Industrial Development Bonds (IDBs). These are municipal bonds issued to encourage local expansion by various businesses. They are backed only by the credit of the company benefiting from the financing, not by the issuing municipality. As a result, IDB prices are affected by investor perceptions of the health of the backing company or of the industry group as a whole. For example, a number of the fund's bonds were issued to finance airport facility expansion and backed by various airlines. As the airlines suffered from declining traffic and high fixed costs, many of the airline-backed municipal bonds declined in price. Fortunately, the fund had no exposure to bonds backed by the most troubled airlines, United and U.S. Airways.

The portfolio does include a small ($1 million) position in bonds issued by the Puerto Rico Port Authority for American Airlines (6 1/4% coupon, maturing in 2026). Purchased in October 2001, these bonds lost approximately one-half their value over the period, although they continue to provide solid income.

* TEAM EMPHASIZING PRUDENCE AND PATIENCE FOR 2003

Looking ahead, it appears that the Federal Reserve Board may be finished easing short-term interest rates for the time being. Recent economic data have surprised economists with their strength, although it may be some time before the economic engine attains its full power. There is a great deal of uncertainty for state governments, as the slower economy has produced significant fiscal constraints on many state budgets, including Pennsylvania's. In the meantime, the Fed has demonstrated its willingness to step in to add stimulus should the economy slow again.

Given the uncertain direction of interest rates in the coming months, we plan to keep the fund's duration neutral. The fund is well diversified across a wide range of sectors and individual holdings to protect against any credit problems that may affect individual issuers. We believe the municipal yield curve should begin to flatten some more and when it does, we will begin to take profits from our barbell positioning by selling long-term bonds and reinvesting in intermediate issues. We also believe that the next couple of months should present an opportunity for the fund to profit from its "cross-market" strategy as the ratio of municipal yields to Treasury yields begins to decline. With interest rates very low and real (after inflation) rates below zero, we believe that municipal-bond funds offer an attractive alternative for conservative investors seeking tax-free income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly. For a portion of the period, this fund limited expenses, without which returns would have been lower.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Susan McCormack (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Richard Wyke
(Portfolio Member), Joyce Dragone, and Jerome Jacobs.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address.This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                         Class A         Class B        Class M
(inception dates)       (7/21/89)       (7/15/93)       (7/3/95)
                       NAV     POP     NAV    CDSC     NAV     POP
---------------------------------------------------------------------
6 months              2.72%  -2.11%   2.39%  -2.61%   2.69%  -0.66%
---------------------------------------------------------------------
1 year                5.00   -0.03    4.32   -0.68    4.81    1.40
---------------------------------------------------------------------
5 years              24.30   18.40   20.32   18.42   22.44   18.43
Annual average        4.45    3.44    3.77    3.44    4.13    3.44
---------------------------------------------------------------------
10 years             74.88   66.54   63.14   63.14   69.77   64.32
Annual average        5.75    5.23    5.02    5.02    5.44    5.09
---------------------------------------------------------------------
Annual average
(life of fund)        6.57    6.19    5.79    5.79    6.19    5.93
---------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                            Lehman Municipal          Consumer
                               Bond Index            price index
---------------------------------------------------------------------
6 months                          3.67%                 1.11%
---------------------------------------------------------------------
1 year                            6.32                  2.25
---------------------------------------------------------------------
5 years                          33.35                 12.24
Annual average                    5.93                  2.34
---------------------------------------------------------------------
10 years                         89.35                 27.73
Annual average                    6.59                  2.48
---------------------------------------------------------------------
Annual average
(life of fund)                    7.16                  2.87
---------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/02

                                   Class A        Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                               6              6              6
------------------------------------------------------------------------------
Income 1                           $0.212486      $0.182852      $0.199121
------------------------------------------------------------------------------
Capital gains 2                        --              --             --
------------------------------------------------------------------------------
  Total                            $0.212486      $0.182852      $0.199121
------------------------------------------------------------------------------
Share value:                      NAV     POP        NAV        NAV      POP
------------------------------------------------------------------------------
5/31/02                          $8.91   $9.35      $8.90      $8.91   $9.21
------------------------------------------------------------------------------
11/30/02                          8.94    9.39       8.93       8.95    9.25
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 3           4.73%   4.51%      4.08%      4.43%   4.29%
------------------------------------------------------------------------------
Taxable equivalent 4              7.93    7.56       6.84       7.42    7.19
------------------------------------------------------------------------------
Current 30-day SEC yield 5        4.00    3.80       3.34       3.69    3.57
------------------------------------------------------------------------------
Taxable equivalent 4              6.70    6.37       5.60       6.18    5.98
------------------------------------------------------------------------------

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 40.32% federal and Pennsylvania state combined tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                          Class A             Class B              Class M
(inception dates)        (7/21/89)           (7/15/93)             (7/3/95)
                      NAV        POP       NAV       CDSC       NAV       POP
------------------------------------------------------------------------------
6 months             3.91%     -1.06%     3.47%     -1.53%     3.65%     0.29%
------------------------------------------------------------------------------
1 year               8.46       3.29      7.77       2.77      8.14      4.57
------------------------------------------------------------------------------
5 years             25.05      19.15     21.06      19.14     23.06     19.04
Annual average       4.57       3.57      3.90       3.56      4.24      3.55
------------------------------------------------------------------------------
10 years            76.30      67.94     64.59      64.59     70.92     65.30
Annual average       5.83       5.32      5.11       5.11      5.51      5.15
------------------------------------------------------------------------------
Annual average
(life of fund)       6.69       6.31      5.90       5.90      6.30      6.04
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


THE FUND'S PORTFOLIO
November 30, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes
XLCA                -- XL Capital Assurance

MUNICIPAL BONDS AND NOTES (99.5%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Pennsylvania (92.6%)
-------------------------------------------------------------------------------------------------------------------
         $3,000,000 Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
                    (Robert Morris College), Ser. A, 6 1/4s, 2/15/26                      Baa3           $3,078,750
                    Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, MBIA
          2,450,000 (Children's Hosp.), 5 3/8s, 7/1/17 (SEG)                              Aaa             2,704,188
          3,450,000 (South Hills Hlth.), Ser. A,  5 1/8s, 5/1/25                          A3              3,152,438
                    Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
          1,610,000 (Med. Ctr. ), FHA Insd., 6 3/4s, 2/1/26                               AAA             1,662,325
          3,305,000 (Environmental Impt. - USX Corp.), 6s, 1/15/14                        Baa1            3,412,413
          1,000,000 (Environmental Impt. - USX Corp.), Ser. A, 5.6s,
                    9/1/30                                                                Baa1              953,750
                    Allegheny Cnty., Port. Auth. Rev. Bonds, FGIC
          1,500,000 5s, 3/1/29                                                            Aaa             1,481,250
          2,000,000 5s, 3/1/25                                                            Aaa             1,990,000
          2,000,000 Allegheny Cnty., Redev. Auth. Tax Increment Rev. Bonds
                    (Waterfront Project), Ser. B, 6.4s, 12/15/18                          BBB/P           2,152,500
          2,000,000 Allegheny Cnty., Sanitation Auth. Rev. Bonds, MBIA,
                    5 1/2s, 12/1/30                                                       Aaa             2,080,000
                    Allentown, Hosp. Auth. Rev. Bonds
                    (Sacred Heart Hosp.), Ser. A,
          6,650,000 6 3/4s, 11/15/14                                                      Baa3            6,109,688
          1,200,000 6 1/2s, 11/15/08                                                      Baa3            1,155,000
          1,000,000 Bethlehem, Wtr. Auth. Rev. Bonds, FSA, zero %,
                    11/15/22                                                              Aaa               346,250
          1,200,000 Blair Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Village at PA State Project), Ser. A, 7s, 1/1/34                     BB-/P           1,197,000
                    Bucks Cnty., Indl. Dev. Auth. Rev. Bonds
          1,000,000 6s, 10/1/34                                                           BBB+            1,018,750
          1,000,000 AMBAC, 5 1/2s, 9/15/17                                                Aaa             1,078,750
          2,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            2,337,188
                    Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
            500,000 (Jenners Pond, Inc.), 7 5/8s, 7/1/34                                  BB-/P             488,125
          1,100,000 (Chester Cnty. Hosp.), Ser. A, 6 3/4s, 7/1/31                         Baa2            1,035,375
          1,000,000 Chester Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Westtown School Project), AMBAC, 5s, 1/1/31                          AAA               985,000
            450,000 College Township, Indl. Dev. Auth. Rev. Bonds
                    (Nittany Valley Rehab. Hosp.), 7 5/8s, 11/1/07                        BB/P              456,188
            775,000 Columbia Cnty., Hosp. Auth. Rev. Bonds
                    (Bloomsberg Hosp.), 5.9s, 6/1/29                                      BBB               619,031
          2,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds (Office & Pkg.),
                    Ser. A, 6s, 1/15/25                                                   CCC/P           1,300,000
          1,800,000 Dauphin Cnty., Gen. Auth. VRDN
                    (School Dist. Pooled Fin. Project II),
                    AMBAC, 1.2s, 9/1/32                                                   VMIG1           1,800,000
          1,010,000 Dauphin Cnty., G.O. Bonds, AMBAC, 5.1s, 11/15/18                      Aaa             1,045,350
          2,005,000 Dauphin Cnty., Hosp. Auth. Rev. Bonds
                    (Northwestern Med. Ctr.), 8 5/8s, 10/15/13                            AAA             2,363,394
          1,000,000 Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds
                    (Dauphin Cons. Wtr. Supply), Ser. A, 6.9s, 6/1/24                     A3              1,222,500
          4,500,000 Delaware Cnty., Auth. Rev. Bonds (Villanova U.),
                    Ser. A, MBIA, 5s, 12/1/28                                             Aaa             4,455,000
                    Delaware Cnty., College Auth. Rev. Bonds
          1,000,000 (Haverford College), 5 3/4s, 11/15/25                                 AA              1,067,500
          2,585,000 (Neumann College), 5 1/8s, 10/1/11                                    BBB             2,665,781
                    Delaware Cnty., Hosp. Auth. Rev. Bonds
                    (Crozer-Chester Med. Ctr.)
          1,000,000 6s, 12/15/20                                                          Baa2              973,750
          3,235,000 Ser. A, 5.3s, 12/1/27                                                 Baa2            2,850,844
          4,000,000 Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
                    Rev. Bonds, Ser. A, 6.1s, 7/1/13                                      BBB             4,075,000
          3,000,000 Delaware Valley, Regl. Fin. Auth. Rev. Bonds, Ser. B,
                    AMBAC, 5.7s, 7/1/27                                                   Aaa             3,318,750
          4,100,000 Doylestown, Hosp. Auth. Rev. Bonds
                    (Doylestown Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                     Baa2            4,315,742
          1,000,000 Erie Cnty., Indl. Dev. Auth. Rev. Bonds, 4.9s, 11/1/09                Baa2            1,022,500
          2,000,000 Erie, Higher Ed. Bldg. Auth. College Rev. Bonds
                    (Gannon U.), Ser. D, 5.85s, 6/1/15                                    Baa2            2,035,000
          2,500,000 Erie, Swr. Auth. Rev. Bonds, Ser. B, AMBAC,
                    5 1/8s, 6/1/20                                                        Aaa             2,625,000
                    Erie-Western PA Port Auth. Rev. Bonds
            915,000 6 7/8s, 6/15/16                                                       BBB/P             952,744
          1,365,000 6 1/4s, 6/15/10                                                       BBB/P           1,450,313
          4,150,000 Harrisburg, Wtr. Auth. IFB, FGIC, 10.17s, 6/18/15                     Aaa             4,402,320
          2,350,000 Hazelton, Hlth. Svcs. Auth. Rev. Bonds
                    (St. Joseph Med. Ctr.), 6.2s, 7/1/26                                  BBB+            2,300,063
          1,285,000 Langhorne, Manor Boro Higher Ed. Auth. Rev. Bonds
                    (Woods Svcs.), 5.1s, 11/15/21                                         AA              1,278,575
          1,500,000 Latrobe, Indl. Dev. Auth. Rev. Bonds
                    (St. Vincent College Project), 5.7s, 5/1/31                           Baa1            1,526,250
          1,950,000 Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
                    (Lehigh Hosp. Hlth. Network), FSA, 5 1/4s, 7/1/16                     Aaa             2,071,875
          5,050,000 Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                    (Rites PA 99), MBIA, 10.083s, 9/1/29
                    (acquired 6/20/95, cost $5,572,473) (RES)                             AAA/P           5,959,000
                    Lehigh Cnty., Indl. Dev. Auth. Poll. Control Rev. Bonds
                    (PA Pwr. & Lt. Co.), MBIA,
          3,575,000 Ser. B, 6.4s, 9/1/29                                                  Aaa             3,896,750
          3,000,000 Ser. A,  5 1/2s, 2/15/27                                              Aaa             3,067,500
          2,000,000 Luzerne Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Gas & Wtr. Co.), Ser. B, 7 1/8s, 12/1/22                             A3              2,067,140
          4,655,000 McKeesport, Area School Dist. G.O. Bonds,
                    MBIA, zero %, 10/1/18                                                 Aaa             2,112,206
            365,000 McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s, 7/1/03                    Baa2              374,990
                    Montgomery Cnty., Indl. Auth. Resource Recvy.
                    Rev. Bonds (Montenay Resource Rcvry. Project),
                    Ser. A, MBIA
          2,175,000 5 1/4s, 11/1/14                                                       Aaa             2,384,344
          1,465,000 5s, 11/1/12                                                           Aaa             1,591,356
          1,500,000 New Garden, Gen. Auth. VRDN (Pooled Fin. Project I),
                    AMBAC, 1.2s, 11/1/29                                                  A-1             1,500,000
          3,150,000 New Morgan, Indl. Dev. Auth. Solid Waste Disp.
                    Rev. Bonds (New Morgan Landfill Co., Inc.),
                    6 1/2s, 4/1/19                                                        BB-             2,972,813
          2,000,000 Northeastern PA Hosp. & Ed. Auth. College
                    Rev. Bonds (Kings College), Ser. B, 6s, 7/15/11                       BBB             2,056,780
                    PA Convention Ctr. Auth. Rev. Bonds, Ser. A,
          5,000,000 6 3/4s, 9/1/19                                                        Baa2            5,331,250
          3,020,000 MBIA, 6 3/4s, 9/1/19                                                  Aaa             3,310,675
          3,000,000 PA Econ. Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                    (GEHL Co., Inc. Project), Ser. F, 9s, 9/1/10                          BBB/P           3,056,040
                    PA Econ. Dev. Fin. Auth. Rev. Bonds
          4,000,000 (MacMillan, Ltd. Partnership), 7.6s, 12/1/20                          Baa2            4,680,000
          1,000,000 (Amtrak Project), Ser. A , 6 1/4s, 11/1/31                            A3                878,750
          2,000,000 PA Econ. Dev. Fin. Auth Solid Waste Disp. Rev.
                    Bonds (Procter & Gamble Paper Project),
                    5 3/8s, 3/1/31                                                        Aa3             2,010,000
                    PA G.O. Bonds (Canon McMillan School Dist.), FGIC
          3,200,000 zero %, 12/1/19                                                       Aaa             1,348,000
          3,230,000 zero %, 12/1/18                                                       Aaa             1,453,500
          2,000,000 zero %, 12/1/17                                                       Aaa               957,500
          1,645,000 PA Higher Ed. Assistance Agcy. Rev. Bonds
                    (Capital Acquisition), MBIA, 5s, 12/15/06                             AAA             1,801,275
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          2,490,000 Ser. D, 7.15s, 12/1/18                                                BBB-            2,592,713
          1,000,000 (Clover Project), Ser. D, 7 1/8s, 12/1/15                             BBB-            1,041,250
          2,300,000 (Northampton Generating), Ser. A, 6.6s, 1/1/19                        BBB-            2,340,250
          1,000,000 (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                      BBB-            1,016,250
          5,000,000 PA State Higher Ed. Fac. Auth. College & U. Revisions
                    Rev. Bonds (Trustees U.), MBIA, 4 3/4s, 7/15/33                       Aaa             4,700,000
                    PA State Higher Ed. Fac. Auth. G.O. Bonds
                    (Allegheny), Ser. B
            225,000 6 1/8s, 11/1/13                                                       BBB+              232,529
          2,375,000 6 1/8s, 11/1/13, Prerefunded                                          AAA             2,523,936
          1,750,000 PA State Higher Ed. Fac. Auth. Rev. Bonds
                    (UPMC Hlth. Syst.), Ser. A, 6s, 1/15/31                               A+              1,785,000
          3,250,000 PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
                    Ser. B, AMBAC, 4 3/4s, 12/1/27                                        Aaa             3,103,750
                    PA State Tpk. Comm. Rev. Bonds
          1,500,000 Ser. S, 5 1/2s, 6/1/15                                                Aa3             1,636,875
          2,005,000 Ser. R, 5s, 12/1/30                                                   Aaa             1,979,938
          2,230,000 AMBAC, 5s, 7/15/10                                                    Aaa             2,427,913
          1,690,000 Philadelphia, Auth. for Indl. Dev. Rev. Bonds, Ser. B,
                    FSA, 5 1/4s, 10/1/11                                                  Aaa             1,867,450
                    Philadelphia, Gas Wks. Rev. Bonds
          2,550,000 Ser. 14, FSA, 6 3/8s, 7/1/26                                          Aaa             2,665,362
          2,035,000 Ser. 14, 6 1/4s, 7/1/08                                               Baa2            2,099,184
          2,600,000 Ser. 2, FSA, 5 1/2s, 7/1/16                                           Aaa             2,791,750
          2,000,000 Ser. 3, FSA, 5 1/8s, 8/1/31                                           Aaa             1,992,500
                    Philadelphia, G.O. Bonds, FSA
          2,000,000 5s, 9/15/31                                                           Aaa             1,970,000
          1,065,000 3.85s, 9/15/04                                                        Aaa             1,103,606
                    Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev. Bonds
                    (Graduate Hlth. Syst. Oblig. Group),
          2,460,756 7 1/4s, 7/1/18 (In default) (NON)                                     Ca                  3,076
            727,167 6 5/8s, 7/1/21 (In default) (NON)                                     Ca                    909
          3,915,000 (Jeanes Hlth. Syst.), 6.6s, 7/1/10                                    BBB             4,042,238
          1,585,000 (Cmnty. College of Philadelphia), AMBAC,
                    5 1/2s, 5/1/18                                                        Aaa             1,701,894
          2,220,000 Philadelphia, Indl. Dev. Auth. Arpt. Rev. Bonds
                    (Aero Philadelphia, LLC), 5 1/2s, 1/1/24                              BB/P            1,728,825
          5,150,000 Philadelphia, Indl. Dev. Auth. Rev. Bonds
                    (Gallery II Garage), 6.4s, 2/15/13                                    BBB-/P          5,207,938
          4,125,000 Philadelphia, School Dist. IFB (Rites-PA 615), 9.981s,
                    3/1/29 (acquired 2/1/00, cost $3,645,923) (RES)                       Aaa             4,640,625
                    Philadelphia, School Dist. G.O. Bonds
          3,000,000 Ser. B, FGIC, 5 5/8s, 8/1/21                                          Aaa             3,168,750
          2,000,000 Ser. C, MBIA, 5 1/2s, 3/1/24                                          Aaa             2,077,500
          4,000,000 Philadelphia, Wtr. & Wastewtr. Rev. Bonds, MBIA,
                    6 1/4s, 8/1/08                                                        Aaa             4,630,000
          2,160,000 Pittsburgh, G.O. Bonds, AMBAC, 5 1/2s, 9/1/14                         Aaa             2,297,700
          1,885,000 Pittsburgh, Pub. Pkg. Auth. Rev. Bonds, AMBAC,
                    5s, 12/1/12                                                           AAA             2,047,581
                    Pittsburgh, School Dist. G.O. Bonds, FSA
          3,300,000 5 1/2s, 9/1/15                                                        Aaa             3,696,000
            895,000 5 3/8s, 9/1/15                                                        Aaa               992,331
          1,500,000 Sayre, Healthcare Fac. Auth. Rev. Bonds
                    (Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31                              A-              1,505,625
          1,500,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P            1,516,868
          2,470,000 Trafford, School Dist. Rev. Bonds, MBIA, 6.6s, 5/1/08                 Aaa             2,686,125
          1,200,000 WA Cnty., Hosp. Auth. Rev. Bonds (WA Hosp.),
                    AMBAC, 5 1/2s, 7/1/17                                                 Aaa             1,318,500
            400,000 WA Cnty., Indl. Dev. Auth. 1st Mtge. Rev. Bonds
                    (AHF/Central States, Inc.), 5 1/8s, 11/1/19                           D/P               200,000
          1,500,000 West Cornwall, Tpk. Muni. Auth. Rev. Bonds
                    (Elizabethtown College Project), 6s, 12/15/27                         BBB+            1,535,625
          1,145,000 West Shore Area Hosp. Auth. Rev. Bonds
                    (Holy Spirit Hosp.), 6 1/4s, 1/1/32                                   BBB+            1,149,294
          3,000,000 Wilkes-Barre, School Dist. Rev. Bonds, FGIC,
                    6 3/8s, 4/1/15                                                        Aaa             3,247,500
          2,000,000 York Cnty., Indl. Dev. Auth. Rev. Bonds, Ser. A,
                    5 1/2s, 9/1/20                                                        Baa1            1,830,000
            920,000 York Cnty., Indl. Dev. Auth. 1st Mtge. Hlth. Fac. Rev.
                    Bonds (Rehabilitation Hosp. of York), 7 1/2s, 9/1/07                  BB/P              928,050
                                                                                                      -------------
                                                                                                        235,445,289

Puerto Rico (6.9%)
-------------------------------------------------------------------------------------------------------------------
          2,300,000 Children's Trust Fund Tobacco Settlement Rev. Bonds,
                    5 3/8s, 5/15/33                                                       A1              2,219,500
                    Cmnwlth. of PR, G.O. Bonds
          2,500,000 MBIA, 5 3/4s, 7/1/26                                                  Aaa             2,871,875
          2,000,000 FSA, 5 1/2s, 7/1/18                                                   Aaa             2,242,500
          2,350,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s, 7/1/15                            Aaa             2,643,750
          2,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds, Ser. A,
                    FSA, 5 7/8s, 8/1/14                                                   Aaa             2,242,500
          2,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                    FSA, 5s, 8/1/13                                                       Aaa             2,160,000
          1,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, XLCA, 5 3/8s,
                    7/1/17                                                                AAA             1,102,500
          1,500,000 PR Indl. Tourist Ed. Med. & Env. Control Fac. Rev.
                    Bonds (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                       Baa2            1,526,250
          1,000,000 PR Port. Auth. Rev. Bonds (American Airlines),
                    Ser. A, 6 1/4s, 6/1/26                                                BB-               448,750
                                                                                                      -------------
                                                                                                         17,457,625
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $249,764,987)                                              $252,902,914
-------------------------------------------------------------------------------------------------------------------

   (a) Percentages indicated are based on net assets of $254,226,014.

 (RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

 (NON) Non-income-producing security.

 (RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2002 was $10,599,625 or 4.2% of net assets.

 (SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2002.

       The rates shown on VRDN are the current interest rates shown at November
       30, 2002, which are subject to change based on the terms of the security.

       The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 2002.

       The fund had the following industry group concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

         Health car          17.3%
         Water and           14.1
         Education           11.7
         Utilities           10.5

       The fund had the following insurance concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

         MBIA                22.1%
         FSA                  10.3

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2002 (Unaudited)

                        Market    Aggregate Face   Expiration     Unrealized
                        Value         Value           Date       Appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10yr (Short)          $6,111,016      $6,243,816      Mar-03       $132,800
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$249,764,987) (Note 1)                                                         $252,902,914
-------------------------------------------------------------------------------------------
Cash                                                                                 95,851
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,503,199
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              266,746
-------------------------------------------------------------------------------------------
Total assets                                                                    257,768,710

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                18,047
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               496,541
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,174,931
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          332,630
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        322,930
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           30,889
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        20,030
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            793
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              113,868
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               32,037
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,542,696
-------------------------------------------------------------------------------------------
Net assets                                                                     $254,226,014

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $256,168,449
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (304,059)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (4,909,103)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        3,270,727
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $254,226,014

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($175,560,962 divided by 19,638,096 shares)                                           $8.94
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.94)*                                $9.39
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($74,774,577 divided by 8,372,408 shares)**                                           $8.93
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,890,475 divided by 434,871 shares)                                                $8.95
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.95)***                              $9.25
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2002 (Unaudited)
Interest income:                                                                 $7,020,779
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    644,242
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      146,890
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,085
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,852
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               179,682
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               316,656
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 8,567
-------------------------------------------------------------------------------------------
Other                                                                                59,172
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,365,146
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (19,920)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,345,226
-------------------------------------------------------------------------------------------
Net investment income                                                             5,675,553
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    560,711
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the period                                                                   401,744
-------------------------------------------------------------------------------------------
Net gain on investments                                                             962,455
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $6,638,008
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      November 30                May 31
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $5,675,553           $11,657,084
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                          560,711               675,351
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                401,744             2,866,764
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    6,638,008            15,199,199
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax-exempt income
    Class A                                                            (4,211,162)           (8,527,646)
-------------------------------------------------------------------------------------------------------
    Class B                                                            (1,503,258)           (3,204,913)
-------------------------------------------------------------------------------------------------------
    Class M                                                               (75,370)             (159,517)
-------------------------------------------------------------------------------------------------------
  From ordinary income
    Class A                                                                    --               (37,803)
-------------------------------------------------------------------------------------------------------
    Class B                                                                    --               (16,400)
-------------------------------------------------------------------------------------------------------
    Class M                                                                    --                  (806)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       2,974,605            17,372,319
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                            3,822,823            20,624,433

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   250,403,191           229,778,758
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $304,059 and $189,822,
respectively)                                                        $254,226,014          $250,403,191
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                     8.91         8.78         8.35         9.12         9.49        $9.21
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .44          .47          .47          .46          .49
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .03          .14          .43         (.77)        (.28)         .31
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .24          .58          .90         (.30)         .18          .80
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.45)        (.47)        (.47)        (.46)        (.48)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.09)        (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.45)        (.47)        (.47)        (.55)        (.52)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.94        $8.91        $8.78        $8.35        $9.12        $9.49
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.72*        6.79        11.04        (3.30)        1.91         8.92
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $175,561     $175,619     $159,363     $141,406     $179,327     $187,272
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .43*         .86          .87          .87          .98          .98
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.31*        4.98         5.45         5.44         4.89         5.16
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.73*       12.88        13.31        14.85        14.28        40.76
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                    $8.90        $8.77        $8.34        $9.11        $9.48        $9.20
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .18          .39          .42          .41          .40          .42
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .03          .14          .43         (.77)        (.28)         .32
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .21          .53          .85         (.36)         .12          .74
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.40)        (.42)        (.41)        (.40)        (.42)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.09)        (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.40)        (.42)        (.41)        (.49)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.93        $8.90        $8.77        $8.34        $9.11        $9.48
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.39*        6.10        10.33        (3.94)        1.24         8.22
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $74,775      $71,421      $67,541      $76,921      $98,447      $90,303
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .76*        1.51         1.52         1.52         1.63         1.63
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.98*        4.33         4.80         4.79         4.24         4.51
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.73*       12.88        13.31        14.85        14.28        40.76
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           November 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                    $8.91        $8.79        $8.36        $9.12        $9.49        $9.22
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .42          .45          .44          .43          .46
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .04          .13          .43         (.76)        (.28)         .30
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .24          .55          .88         (.32)         .15          .76
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.43)        (.45)        (.44)        (.43)        (.45)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.09)        (.04)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.43)        (.45)        (.44)        (.52)        (.49)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.95        $8.91        $8.79        $8.36        $9.12        $9.49
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.69*        6.34        10.70        (3.48)        1.60         8.47
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,890       $3,363       $2,874       $2,197       $3,363       $1,994
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .58*        1.16         1.17         1.17         1.28         1.28
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.14*        4.69         5.16         5.14         4.59         4.85
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.73*       12.88        13.31        14.85        14.28        40.76
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Pennsylvania Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amend ed, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, LLC, ("Putnam Management"), the fund's man ager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Pennsylvania tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial state ments. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.
Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrow ings must not exceed prospectus limitations. For the six months ended November 30, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distri bute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Internal Revenue Code of 1986, as amended.

Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $5,012,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,949,000    May 31, 2008
     3,063,000    May 31, 2009

The aggregate identified cost on a tax basis is $249,764,987, resulting in gross unrealized appreciation and depreciation of $10,961,123 and $7,823,196, respectively, or net unrealized appreciation of $3,137,927.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of
(i) 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Com pany (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2002, the fund's expenses were reduced by $19,920 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $646 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded non con tribu tory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2002, Putnam Retail Management, acting as under writer received net commissions of $13,378 and $844 from the sale of class A and class M shares, respectively, and $34,511 in contin gent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain re demp tions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2002, Putnam Retail Manage ment, acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $20,755,908 and $16,307,107, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,700,101         $15,358,222
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               278,004           2,508,096
---------------------------------------------------------------------------
                                             1,978,105          17,866,318

Shares repurchased                          (2,056,174)        (18,554,849)
---------------------------------------------------------------------------
Net decrease                                   (78,069)          $(688,531)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,955,621         $35,189,105
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               546,691           4,866,421
---------------------------------------------------------------------------
                                             4,502,312          40,055,526

Shares repurchased                          (2,931,889)        (26,083,798)
---------------------------------------------------------------------------
Net increase                                 1,570,423         $13,971,728
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    797,847          $7,207,268
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                98,217             885,088
---------------------------------------------------------------------------
                                               896,064           8,092,356

Shares repurchased                            (549,653)         (4,960,997)
---------------------------------------------------------------------------
Net increase                                   346,411          $3,131,359
---------------------------------------------------------------------------

                                                  Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,606,946         $14,319,683
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               210,909           1,875,755
---------------------------------------------------------------------------
                                             1,817,855          16,195,438

Shares repurchased                          (1,490,890)        (13,252,875)
---------------------------------------------------------------------------
Net increase                                   326,965          $2,942,563
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    127,742          $1,159,403
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 7,174              64,734
---------------------------------------------------------------------------
                                               134,916           1,224,137

Shares repurchased                             (77,330)           (692,360)
---------------------------------------------------------------------------
Net increase                                    57,586            $531,777
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    111,821          $1,005,307
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                16,055             142,990
---------------------------------------------------------------------------
                                               127,876           1,148,297

Shares repurchased                             (77,643)           (690,269)
---------------------------------------------------------------------------
Net increase                                    50,233            $458,028
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and  Principal Executive Officer

Steven D. Krichmar
Vice President and  Principal Financial Officer

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA054-84108  047/226/2AE  1/03